                                                                    Exhibit 99.9

================================================================================

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[825,000,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-HE1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        [WELLS FARGO BANK MINNESOTA, N.A.]
                                    TRUSTEE

                                JANUARY 19, 2006

================================================================================

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

COUNTERPARTY
------------
Underwriter          ML
Issuer               MLMI
Depositor            MLMI
Seller               MLML
Aggregator
Rep Provider
Master Servicer
Trustee              Wells Fargo
MI Provider
Monoline
Credit Manager
Federal Tax Status

ORIGINATORS          GROUP (%)   TOTAL (%)
-----------          ---------   ---------
Acoustic               33.23        36.04
Novastar               22.71        20.42
Community              20.99        19.94
Others (<10% each)     23.07         23.6

SERVICERS   GROUP (%)   TOTAL (%)
---------   ---------   ---------
Wilshire       100         100

   FICO       AGG UPB     AGG %
   ----     -----------   -----
< 500                --    0.00%
500 - 519    11,993,531    1.44%
520 - 539    40,621,373    4.87%
540 - 559    47,739,282    5.72%
560 - 579    54,846,770    6.57%
580 - 599    89,519,818   10.73%
600 - 619   120,252,423   14.41%
620 - 639   127,358,720   15.27%
640 - 659   118,611,803   14.22%
660 - 679    78,452,381    9.40%
680 - 699    53,757,730    6.44%
700 - 719    36,685,051    4.40%
720 - 739    24,177,154    2.90%
740 - 759    10,679,900    1.28%
760 - 779    10,431,699    1.25%
780 - 799     7,931,290    0.95%
800 plus      1,271,646    0.15%

COLLATERAL INFO                 GROUP          TOTAL
---------------             ------------   ------------
Gross WAC                          7.528%         7.511%
WA CLTV                            86.71%         89.73%
CLTV >80%                          69.19%         76.55%
CLTV >90%                          39.23%         51.74%
CLTV >95%                          30.27%         43.16%
LB <$50,000                         4.21%          3.45%
LB $50k - $100k                    12.49%         10.60%
LB $100k - $150k                   18.39%         13.85%
WA FICO                            618.0          629.0
<560 FICO                          16.90%         12.03%
560 - 600 FICO                     20.91%         17.30%
SF / TH / PUD                      90.18%         90.57%
2-4 Family                          3.76%          3.02%
Condo                               6.02%          6.38%
Manufactured Housing (MH)           0.05%          0.03%
Other                               0.00%          0.00%
Primary                            90.94%         93.65%
Second                              1.05%          0.80%
Investment                          8.01%          5.56%
Full / Alt                         59.03%         47.55%
Stated / Limited                   39.63%         50.95%
NINA                                1.34%          1.50%
1st Lien                           94.97%         92.19%
2nd Lien                            5.03%          7.81%
State 1                               CA             CA
%                                  25.00%         35.45%
State 2                               FL             FL
%                                  11.19%         11.08%
State 3                               IL             IL
%                                   6.27%          4.86%
State 4                               MO             AZ
%                                 523.00%        446.00%
State 5                               MD             MD
%                                   5.07%          4.45%
ARM / HYB                          75.78%         77.60%
Fixed                              24.22%         22.40%
Purchase                           27.41%         46.28%
Refi-RT                             7.64%          5.31%
Refi-CO                            64.95%         48.41%
Size                        $511,125,994   $834,330,573
AVG Balance                 $    140,612   $    162,195
Loan Count                         3,635          5,144
Interest Only (IO)                 23.86%         31.66%
Negative Amortization               0.00%          0.00%

   GWAC     AGG ARM UPB   ARM %   AGG FIX UPB   FIX %
   ----     -----------   -----   -----------   -----
0 - 4.5
4.5 - 5       4,426,577    0.68%    1,983,384    1.06%
5 - 5.5      13,948,100    2.15%    8,552,407    4.58%
5.5 - 6      51,273,172    7.92%   17,910,964    9.59%
6 - 6.5      81,743,251   12.63%   26,256,121   14.05%
6.5 - 7     140,204,304   21.65%   28,657,064   15.34%
7 - 7.5     106,896,605   16.51%   12,304,019    6.59%
7.5 - 8      92,746,020   14.32%   14,580,521    7.80%
8 - 8.5      59,264,522    9.15%    5,909,011    3.16%
8.5 - 9      49,215,781    7.60%    5,737,551    3.07%
9 - 9.5      25,831,110    3.99%    4,221,696    2.26%
9.5 - 10     13,168,443    2.03%   19,463,625   10.42%
10 - 10.5     4,761,035    0.74%    5,477,556    2.93%
10.5 - 11     2,740,413    0.42%   23,361,765   12.50%
11 - 11.5     1,211,460    0.19%    5,255,580    2.81%
11.5 - 12        41,439    0.01%    4,276,422    2.29%
12 - 12.5                           1,695,445    0.91%
12.5 - 13                             953,937    0.51%
13 - 13.5                             218,430    0.12%
13.5 - 14                              42,844    0.02%
14 - 14.5
14.5 +

RATINGS
-------
Moody's Rating
S&P Rating
Fitch Rating
DBRS Rating

CREDIT ENHANCEMENT
------------------
Subordination (not including OC)
Prefund OC (%)
Initial Target OC (%)
Stepdown OC (%)
Stepdown Date
Excess Interest (12m Avg, Fwd Libor)

NOTES

All non-dollar amount numbers (excluding loan count) should be formatted as percentages

Any 'Group' column refers to the collateral group that backs Freddie's class

Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)

For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.

The FICO and GWAC tables should be based on The Total pool.

LB is current loan balance

For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)

If a particular field has no data, enter 0% or $0 rather than 'NA'

Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)

                                                             COMBINED LTV
    FIXED       ------------------------------------------------------------------------------------------------------
   FULL DOC     0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
   --------     --------   -----------   -----------   -----------   -----------   -----------   -----------   -------
FICO Range
Less than 560     0.09%       0.23%         0.02%         0.04%         0.07%         0.40%         0.02%       0.03%
  560 - 599       0.20%       0.22%         0.30%         0.07%         0.36%         0.63%         0.24%       0.80%
  600 - 619       0.15%       0.18%         0.10%         0.08%         0.15%         0.45%         0.14%       0.84%
  620 - 659       0.18%       0.21%         0.13%         0.10%         0.16%         0.71%         0.31%       1.35%
  660 - 699       0.16%       0.19%         0.11%         0.11%         0.24%         0.34%         0.14%       0.54%
  700 - 740       0.14%       0.31%         0.17%         0.15%         0.18%         0.15%         0.13%       0.22%
    740 +         0.17%       0.17%         0.07%         0.04%         0.06%         0.15%         0.03%       0.11%

                                                             COMBINED LTV
    FIXED       ------------------------------------------------------------------------------------------------------
 NOT FULL DOC   0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
-------------   --------   -----------   -----------   -----------   -----------   -----------   -----------   -------
FICO Range
Less than 560     0.02%       0.02%         0.02%         0.00%         0.06%         0.11%         0.00%       0.00%
  560 - 599       0.12%       0.04%         0.07%         0.00%         0.12%         0.11%         0.00%       0.17%
  600 - 619       0.02%       0.10%         0.05%         0.00%         0.10%         0.06%         0.03%       0.77%
  620 - 659       0.14%       0.17%         0.19%         0.07%         0.28%         0.65%         0.17%       2.06%
  660 - 699       0.05%       0.07%         0.02%         0.06%         0.06%         0.33%         0.09%       1.27%
  700 - 740       0.08%       0.15%         0.00%         0.00%         0.05%         0.16%         0.07%       0.61%
    740 +         0.02%       0.05%         0.04%         0.04%         0.00%         0.00%         0.01%       0.42%

                                                             COMBINED LTV
  AMORTIZING    ------------------------------------------------------------------------------------------------------
 ARM FULL DOC   0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
 ------------   --------   -----------   -----------   -----------   -----------   -----------   -----------   -------
FICO Range
Less than 560     0.22%       0.62%         0.64%         0.23%         1.05%         3.33%         0.50%       0.22%
  560 - 599       0.23%       0.27%         0.31%         0.10%         0.59%         1.80%         1.06%       1.82%
  600 - 619       0.03%       0.08%         0.17%         0.09%         0.10%         0.65%         0.30%       1.39%
  620 - 659       0.09%       0.29%         0.11%         0.05%         0.25%         0.57%         0.56%       1.77%
  660 - 699       0.01%       0.06%         0.00%         0.01%         0.09%         0.34%         0.20%       0.70%
  700 - 740       0.00%       0.00%         0.00%         0.00%         0.00%         0.08%         0.06%       0.25%
    740 +         0.00%       0.00%         0.03%         0.00%         0.00%         0.08%         0.03%       0.13%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type

2.   Combined LTV = First Lien + Second + Silent Second

3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)

4.   Approximate loan population fine

5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection

6.   The sum of all six FICO/CLTV grids should sum to 100%

                                                                  COMBINED LTV
  AMORTIZING ARM     ------------------------------------------------------------------------------------------------------
   NOT FULL DOC      0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
  --------------     --------   -----------   -----------   -----------   -----------   -----------   -----------   -------
FICO RANGE
 Less than 560         0.19%       0.37%         0.49%         0.07%         0.82%         1.78%         0.17%       0.09%
   560 - 599           0.27%       0.37%         0.30%         0.18%         0.59%         2.49%         0.51%       0.38%
   600 - 619           0.02%       0.06%         0.06%         0.04%         0.25%         0.95%         0.45%       1.67%
   620 - 659           0.13%       0.22%         0.25%         0.14%         0.49%         1.36%         0.44%       3.93%
   660 - 699           0.06%       0.07%         0.01%         0.00%         0.22%         0.67%         0.33%       2.32%
   700 - 740           0.00%       0.09%         0.09%         0.01%         0.04%         0.35%         0.19%       0.79%
     740 +             0.01%       0.04%         0.02%         0.00%         0.04%         0.08%         0.01%       0.52%

                                                                  COMBINED LTV
NON-AMORTIZING ARM   ------------------------------------------------------------------------------------------------------
     FULL DOC        0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
------------------   --------   -----------   -----------   -----------   -----------   -----------   -----------   -------
FICO RANGE
 LESS than 560         0.00%       0.02%         0.00%         0.00%         0.00%         0.04%         0.00%       0.00%
   560 - 599           0.03%       0.02%         0.00%         0.12%         0.00%         0.71%         0.19%       0.66%
   600 - 619           0.10%       0.05%         0.09%         0.02%         0.35%         0.59%         0.34%       1.17%
   620 - 659           0.11%       0.09%         0.13%         0.06%         0.37%         0.90%         0.41%       2.54%
   660 - 699           0.02%       0.05%         0.03%         0.00%         0.10%         0.17%         0.10%       1.20%
   700 - 740           0.00%       0.00%         0.00%         0.00%         0.00%         0.19%         0.13%       0.31%
     740 +             0.00%       0.06%         0.00%         0.03%         0.00%         0.04%         0.01%       0.15%

                                                                  COMBINED LTV
NON-AMORTIZING ARM   ------------------------------------------------------------------------------------------------------
   NOT FULL DOC      0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
------------------   --------   -----------   -----------   -----------   -----------   -----------   -----------   -------
FICO RANGE
 Less than 560         0.01%       0.04%         0.00%         0.00%         0.00%         0.00%         0.00%       0.00%
   560 - 599           0.04%       0.00%         0.08%         0.00%         0.05%         0.49%         0.04%       0.19%
   600 - 619           0.02%       0.22%         0.09%         0.04%         0.17%         0.64%         0.06%       0.94%
   620 - 659           0.00%       0.07%         0.17%         0.10%         0.37%         1.28%         0.64%       4.72%
   660 - 699           0.06%       0.22%         0.09%         0.00%         0.41%         0.81%         0.33%       3.42%
   700 - 740           0.00%       0.00%         0.07%         0.00%         0.00%         0.11%         0.14%       1.83%
     740 +             0.03%       0.00%         0.00%         0.00%         0.00%         0.04%         0.00%       0.89%

CHECK FOR 0'S
-------------
Total equals 100%    0.00%
GT 80% Match         0.00%
ARM Match            0.00%
IO Match            -1.07% Fixed Rate IO's
FICO % Match         0.00%

Total

                             %
                         PRINCIPAL
                          BALANCE     GWAC    FICO   LTV     CLTV   PURCH
                         ---------   ------   ----  -----   -----   -----
Fixed Rate First Lien      19.58%     6.780%   643  76.55%  79.58%  13.56%
Fixed Rate Second Lien      7.81     10.582    649  99.13   99.13      77
ARM First Lien              77.6      7.339    624  81.76   90.69   49.34
                          ------     ------    ---  -----   -----   -----
TOTAL:                    100.00%     7.511%   629  82.35%  89.73%  46.28%
                          ======     ======    ===  =====   =====   =====

Group I

                             %
                         PRINCIPAL
                          BALANCE     GWAC    FICO   LTV     CLTV   PURCH
                         ---------   ------   ----  -----   -----   -----
Fixed Rate First Lien      19.19%     6.826%   638  76.22%  78.99%   8.31%
Fixed Rate Second Lien      5.03     10.634    638  98.66   98.66   56.91
ARM First Lien             75.78      7.499    612  81.78   87.87   30.28
                          ------     ------    ---  -----   -----   -----
TOTAL:                    100.00%     7.528%   618  81.56%  86.71%  27.41%
                          ======     ======    ===  =====   =====   =====